UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS (Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY 12207-1002 (Address of principal executive offices) (Zip code)

Robert A. Benton Nine Elk Street, Albany, NY 12207-1002 (Name and address of agent for service)

Registrant's telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Paradigm Funds

Paradigm Value Fund Paradigm Select Fund Paradigm Opportunity Fund Paradigm Intrinsic Value Fund For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT December 31, 2008

Table of Contents

PARADIGM FUNDS

Letter to Shareholders	2
Sector Allocation	6
Performance Information	8
Schedules of Investments	12
Statements of Assets and Liabilities	22
Statements of Operations	22
Statements of Changes in Net Assets	24
Financial Highlights	26

NOTES TO FINANCIAL STATEMENTS	28

DISCLOSURE OF EXPENSES	33

ADDITIONAL INFORMATION	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36

TRUSTEES & OFFICERS	38

2008 Annual Report 1

Letter to Shareholders January 26, 2009

The final two quarters of 2008 saw one of the worst routs in the stock market in the past thirty years, as the failure of Lehman Brothers in September, and fears surrounding Lehman's derivatives book, led to a run on the country's remaining bulge bracket investment banks. The panic that ensued was greatly exacerbated by the lack of direction from Treasury, and by the intense bickering in Congress during the vote on Treasury's TARP proposal. Panic flourishes in a leadership vacuum.

Although the Lehman failure was the most proximate cause, how the financial system got to this point obviously goes well beyond the specific circumstances of one company. The question is: how could so many investment banks and major financial institutions (Lehman Brothers, Bear Stearns, Merrill Lynch, Freddie Mac, Fannie Mae, AIG, etc.) all have brought themselves to the brink of ruin so heedlessly? Most of the investment banks failed because money had been easy for a long time, and they had leveraged themselves up and thrown themselves into the housing bubble, through subprime mortgage securitizations and derivatives. The Basel II accords and US financial deregulation allowed investment banks to greatly increase their leverage as a function of common equity, and investment banks that used to have 10x - 12x leverage ratios had ratios as high as 30x - 40x by the end of 2007. Fannie Mae and Freddie Mac were allowed to leveraged themselves in a similar fashion by their regulators. The two companies used their federal charter and implicit government guarantees to corner the market in prime mortgage securitizations, and then used the funds generated by their increased leverage to hold giant investment portfolios of mortgage-backed securities that they themselves guaranteed (that is, doubling their exposure on an already levered capital base.)

The investment banks ignored the tremendous risks of subprime mortgages because the profits were so big; because management got paid out with large bonuses on an annual basis, and thus didn't have to worry about the long-term consequences of their actions; because the ratings agencies blessed subprime securitizations with AAA ratings, because they themselves were making a lot of money and were compensated on a short-term basis; because the investment banks were given a free ride by the regulators, who were clearly asleep at the wheel; because the nation itself was in the thralls of the housing bubble, and was not worried about risk; and, well, because the last time the financial markets got into trouble, the Fed bailed them out.

This inferred bailout of the financial markets used to be called the "Greenspan Put." As the government finalizes its latest bailout of the financial industry, it's worth keeping in mind how many times the Treasury and Fed-how many times the Greenspan Put-had come to the rescue of the financial markets over the last twenty years, with each crisis worse than the last, and with each successful rescue serving paradoxically to increase the level of leverage and risk-taking by the financial community and the investing public, precisely because the rescue had been handled so masterfully. The Greenspan Put was a classic example of moral hazard; and moral hazard is what created the housing bubble out of the collapse of the tech bubble, and what took down the investment banking industry last fall.

Now the world is in a process of deleveraging and economic contraction. The process has been painful for investors, and will be painful for most Americans as the recession runs its course. But, the leverage we held was unsustainable, and for all of its pain, deleveraging will end up having positive effects for our country in the future. The derivatives market should have been regulated after Long Term Capital Management; we have paid the price, but it will be so going forward. Off-balance sheet financing and "shadow" banking should have been cut off at the knees after Enron. It was not; but banking regulation and leverage requirements will change as well. The cost of bailing

2008 Annual Report 2

out the financial system and stimulating the economy will be high, in the trillions. The US can handle that. One should assume, though, that the current low levels of long-term interest rates will come to an end as the Treasury continues to issue new debt.

As for the investing climate, the market (as measured by the S&P 500) is down by more than 40% since its highs in October of 2007. In every sell-off of similar magnitude in the post-war period, the market has rallied substantially in the one or two-year period afterwards. In 1973-1974, the market sold off 42% from its peak in the beginning of '73 to the end of '74. It rallied 54% in the following two years. In the crash of '87, the market fell 33% peak to trough in the fourth quarter; only to rally 60% over the next two years. In each of these cases, the markets rallied not because the world had suddenly become a better place (1975 marked the fall of Saigon; 1988 was the peak of the savings and loan crisis), but simply because markets overreact during panics. This is something we are seeing clearly in our bottom-up research of individual stocks in the small cap marketplace: valuations have fallen so low that stocks should be able to achieve above-average returns even assuming mediocre economic conditions over the next few years.

2008 was a frustrating year. But we are value investors, and we are taking advantage of the market's downturn to buy some great businesses at very cheap valuations. We do not know how long this recession will last. We firmly believe, however, that disciplined value investing in this kind of environment will ultimately lead to exceptional results well into the future.

2008 Annual Report 3

Paradigm Value Fund Portfolio Performance

The Paradigm Value Fund declined 33.88% during 2008, compared to a 28.92% drop for its benchmark, the Russell 2000 Value Index. Over the past three years on an annualized basis, the Fund has declined 6.10% vs. a 7.49% drop for the benchmark. Since inception (1/1/03) on an annualized basis, the Fund has generated a return of 13.18% compared to 6.75% for the Russell 2000 Value Index.

Relative to the benchmark, the Fund experienced a challenging 2008 in the Industrials and Energy sectors. These two sectors were significant drivers of Fund outperformance over the last market cycle. We reduced our exposure to both sectors as the year progressed. However, the speed and depth of the economic slowdown had a negative impact on portfolio performance.

The Fund's Consumer Staples and Health Care stocks did relatively well in 2008. Flowers Foods, a southeastern U.S. bakery, expertly navigated the volatile commodity environment and generated 26% earnings growth. The stock appreciated 6% for the year. Two of our pharmaceutical holdings also generated strong returns. Alpharma, a specialty pharmaceutical company focused on pain management, was acquired by King Pharmaceutical for a significant premium, and returned 78%. Later in the year, we took advantage of the market sell-off to acquire shares of Endo Pharmaceutical, another specialty player focused on pain management. Endo continued to generate revenue and earnings growth above expectations, and appreciated 23%.

Paradigm Select Fund Portfolio Performance

The Paradigm Select Fund declined 33.61% during 2008 compared to a 36.79% drop for its benchmark, the Russell 2500 Index. Over the past three years on an annualized basis, the Fund has declined 5.16% vs. a 9.37% drop for the benchmark. Since inception (1/1/05) on an annualized basis, the Fund has declined 1.13% compared to decline of 5.29% for the Russell 2500 Index.

Relative to the benchmark, the Fund experienced a strong year in the Consumer Staples, Energy, and Financials sectors, driven by both stock and sector allocation decisions. In the traditionally defensive Consumer Staples sector, both Flowers Foods, a southeastern U.S. baking company, and Church & Dwight, a marketer of household products, posted strong earnings growth in 2008 of 26% and 16%, respectively. In the Energy sector, our profit-taking in the middle of the year left us with an underweight position relative to our benchmark when oil prices collapsed in the fall. Finally, our decision to underweight banks and stick with conservative balance sheets in the Financial sector was a major contributor to relative performance in the year.

The Fund experienced a challenging year in the Consumer Discretionary sector. In particular, our exposure to two auto-related names negatively impacted performance. While the two companies, Goodyear Tire and Penske Auto, are high quality businesses, neither was able dodge the tsunami that hit the industry this fall. Several retail names were also significant detractors to Fund performance this year.

2008 Annual Report 4

Paradigm Opportunity Fund Portfolio Performance

The Paradigm Opportunity Fund declined 39.89% during 2008 compared to a 33.79% drop for its benchmark, the Russell 2000 Index. Over the past three years on an annualized basis, the Fund has declined 11.97% vs. an 8.28% drop for the benchmark. Since inception (1/1/05) on an annualized basis, the Fund has declined 7.43% compared to 5.23% for the Russell 2000 Index.

Relative to the benchmark, the Fund experienced a challenging year in cyclical Consumer Discretionary, Industrials, and Technology sectors. The Fund was overweight Technology and Consumer Discretionary, two of the three worst performing sectors in the index. Poor stock selection in Industrials also hurt relative performance.

The Fund benefited from positive stock selection in the Energy, Materials and Financials sectors. In addition, our overweight allocation to the defensive Health Care sector also helped returns. The Fund's two top performing stocks came from the Health Care sector, Endo Pharmaceutical and Cantel Medical. Endo Pharmaceutical specializes in pain management, and was purchased during the market sell-off in the fall. Cantel Medical, a niche medical device company, posted improvements in revenue, earnings and cash flows throughout the year, resulting in a 30% return for the Fund in the stock. Lastly, within the Financials sector, EZ Corp, an operator of pawn shops, returned 21%, as the recession and credit crisis led to increased demand for the company's services.

Paradigm Intrinsic Value Fund Portfolio Performance

The Paradigm Intrinsic Value Fund declined 30.10% during 2008 (also the since inception period) compared to a 37.00% drop for its benchmark, the S&P 500 Index. The Fund's relative outperformance during 2008 was due to both stock selection and sector allocation, with investments in the Financial and Industrial sectors having the greatest impact on performance. Quanta Capital, a micro-cap special situation in the Financial sector, was the Fund's top performer, with a 60.3% positive return. Pacer International, in the Industrial sector, contributed a 33.67% return. Investments in gold and health-care also helped Fund performance this year.

The Consumer Discretionary sector was the largest relative detractor to Fund performance. Holdings like Coach and Phillips-Van Heusen were hit hard by the collapse in consumer spending this fall. Two investments in the Materials sector, RTI International and Innospec, also hurt performance, as the collapse in commodity prices and industrial production took its toll on these smaller capitalization, niche players.

2008 Annual Report 5

Paradigm Funds (Unaudited)

PARADIGM VALUE FUND Sector Allocation (Unaudited) (As a Percentage of Equity Securities Held)

PARADIGM SELECT FUND Sector Allocation (Unaudited) (As a Percentage of Equity Securities Held)

2008 Annual Report 6

Paradigm Funds (Unaudited)

                 PARADIGM OPPORTUNITY FUND
                    Sector Allocation (Unaudited)
         (As a Percentage of Equity Securities Held)

             PARADIGM INTRINSIC VALUE FUND
                  Sector Allocation (Unaudited)
       (As a Percentage of Equity Securities Held)

2008 Annual Report 7

Paradigm Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2008

December 31, 2008 NAV $32.51

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Paradigm Value Fund	(33.88)%	(6.10)%	5.51%	13.18%
Russell 2000 Value Index(B)	(28.92)%	(7.49)%	0.27%	6.75%

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Value Fund was January 1, 2003.

(B)The Russell 2000® Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2008 Annual Report 8

Paradigm Select Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2008

December 31, 2008 NAV $18.53

			Since
	1 Year(A)	3 Year(A)	Inception(A)
Paradigm Select Fund	(33.61)%	(5.16)%	(1.13)%
Russell 2500 Index(B)	(36.79)%	(9.37)%	(5.29)%

(A)1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Select Fund was January 1, 2005.

(B)The Russell 2500® Index (whose composition is different from the Fund) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "mid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2008 Annual Report 9

Paradigm Opportunity Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2008

December 31, 2008 NAV $13.79

			Since
	1 Year(A)	3 Year(A)	Inception(A)
Paradigm Opportunity Fund	(39.89)%	(11.97)%	(7.43)%
Russell 2000 Index(B)	(33.79)%	(8.28)%	(5.23)%

(A)1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Opportunity Fund was January 1, 2005.

(b)The Russell 2000® Index (whose composition is different from the Fund) consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2008 Annual Report 10

Paradigm Intrinsic Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Period Ended December 31, 2008

December 31, 2008 NAV $13.98

Since
Inception(A)
Paradigm Intrinsic Value Fund	(30.10)%
S&P 500 Index(B)	(37.00)%

(A)Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Intrinsic Value Fund was January 1, 2008.

(B)The S&P 500® Index (whose composition is different from the Fund) is a managed index which measures the performance of 500 companies chosen by Standard & Poor’s to represent the large cap U.S. equity market.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2008 Annual Report 11

Paradigm Value Fund

		Schedule of Investments
		December 31, 2008
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Aircraft Part & Auxiliary Equipment
98,000	LMI Aerospace Inc. *	$ 1,114,260	1.31%
Apparel & Other Finished Products of Fabrics & Similar Materials
136,200	Volcom Inc. *	1,484,580	1.75%
Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
48,500	Corn Products International Inc.	1,399,225	1.65%
Carpets & Rugs
170,300	Interface Inc. Class A	790,192	0.93%
Chemical & Allied Products
45,600	Arch Chemicals Inc.	1,188,792
108,500	Innospec Inc.	639,065
		1,827,857	2.15%
Computer Services Software & Services
142,350	Aspen Technology Inc. *	1,056,237	1.24%
Construction Machinery & Equipment
64,600	Columbus McKinnon Corp. *	881,790	1.04%
Crude Petroleum & Natural Gas
60,300	St. Mary Land & Exploration Co.	1,224,693
23,400	Swift Energy Co. *	393,354
32,800	Whiting Petroleum Corp. *	1,097,488
		2,715,535	3.19%
Deep Sea Foreign Transportation of Freight
17,400	Seacor Holdings Inc. *	1,159,710	1.36%
Drilling Oil & Gas Wells
49,800	Atwood Oceanics Inc. *	760,944	0.90%
Electric Services
67,600	Portland General Electric Co.	1,316,172	1.55%
Electrical Industrial Apparatus
43,600	Woodward Governor Co.	1,003,672	1.18%
Electronic Components, NEC
340,350	Spectrum Control Inc. *	2,089,749	2.46%
Fire, Marine & Casualty Insurance
67,000	American Financial Group Inc.	1,532,960
56,200	Harleysville Group Inc.	1,951,826
		3,484,786	4.10%
Food and Kindred Products
66,650	Flowers Foods Inc.	1,623,594	1.91%
Games, Toys & Children's Vehicles (No Dolls & Bicycles)
53,500	JAKKS Pacific Inc. *	1,103,705	1.30%
Hospital & Medical Service Plans
77,600	Molina Healthcare Inc. *	1,366,536	1.61%
In Vitro & In Vivo Diagnostic Substances
177,000	Trinity Biotech plc * **	283,200	0.33%
Industrial Instruments For Measurement, Display and Control
8,730	K-Tron International Inc. *	697,527	0.82%
Industrial Organic Chemicals
65,600	Sensient Technologies Corp.	1,566,528	1.84%
Laboratory Analytical Instruments
49,800	PerkinElmer Inc.	692,718	0.81%
Life Insurance
8,100	National Western Life Insurance Co.	1,370,277	1.61%

*Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2008 Annual Report 12

Paradigm Value Fund

		Schedule of Investments
		December 31, 2008
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Men's & Boy's Furnishings, Work Clothing & Allied Garments
48,000	Phillips-Van Heusen Corp.	$ 966,240	1.14%
Metal Cans
45,400	Silgan Holdings Inc.	2,170,574	2.55%
Miscellaneous Industrial & Commercial Machinery & Equipment
48,200	Curtiss-Wright Corp.	1,609,398	1.89%
Miscellaneous Chemical Products
49,800	WD-40 Co.	1,408,842	1.66%
Motor Vehicle Parts & Accessories
60,800	Superior Industries International Inc.	639,616	0.75%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
56,800	Steris Corp.	1,356,952	1.60%
Pharmaceutical Preparations
119,400	Endo Pharmaceuticals Holdings Inc. *	3,090,072	3.63%
Railroads, Line-Haul Operating
58,100	Kansas City Southern *	1,106,805	1.30%
Retail - Miscellaneous Retail
108,100	EZCORP Inc. *	1,644,201	1.93%
Retail - Shoe Stores
59,700	Genesco Inc. *	1,010,124	1.19%
Rolling, Drawing & Extruding of Nonferrous Metals
66,600	RTI International Metals Inc. *	953,046	1.12%
Savings Institution, Federally Chartered
105,600	United Financial Bancorp	1,598,784
182,700	Westfield Financial Inc.	1,885,464
		3,484,248	4.10%
Security Brokers, Dealers & Flotation Companies
101,600	Jefferies Group Inc.	1,428,496
43,900	Piper Jaffray Companies *	1,745,464
		3,173,960	3.73%
Semiconductors & Related Devices
33,300	Cabot Microelectronics Corp. *	868,131
69,300	Verigy, Ltd. *	666,666
		1,534,797	1.81%
Services - Business Services
63,200	Fair Isaac Corp.	1,065,552
174,100	Premiere Global Services, Inc. *	1,499,001
		2,564,553	3.02%
Services - Computer Programming Services
248,100	Ness Technologies Inc. * **	1,061,868	1.25%
Services - Hospitals
67,700	Magellan Health Services Inc. *	2,651,132
88,400	Rehabcare Group Inc. *	1,340,144
		3,991,276	4.69%
Services - Motion Picture Theaters
165,500	Regal Entertainment Group	1,689,755	1.99%
Services - Prepackaged Software
47,100	ACI Worldwide, Inc. *	748,890
244,600	Compuware Corp. *	1,651,050
69,800	Sybase, Inc. *	1,728,946
		4,128,886	4.86%

*Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2008 Annual Report 13

Paradigm Value Fund

		Schedule of Investments
		December 31, 2008
Shares/Principal Amount		Market Value	% of Net Assets
COMMON STOCKS
Sporting & Athletic Goods, NEC
154,100	Callaway Golf Co.	$ 1,431,589
444,100	Cybex International Inc. *	817,144
		2,248,733	2.65%
Surgical & Medical Instruments & Apparatus
77,900	Cantel Medical Corp. *	1,142,793	1.34%
Telephone Communications
84,000	iBasis Inc. *	118,440	0.14%
Water, Sewer, Pipeline, Comm & Power Line Construction
16,936	Preformed Line Products Co.	779,734	0.92%
Wholesale - Machinery, Equipment & Supplies
101,000	Kaman Corp.	1,831,130	2.14%
Total for Common Stock (Cost $93,489,185)		$ 73,494,837	86.44%
REAL ESTATE INVESTMENT TRUSTS
245,200	Anworth Mortgage Asset Corp.	1,576,636
274,400	MFA Mortgage Investments Inc.	1,616,216
Total for Real Estate Investment Trusts (Cost $4,341,221)		3,192,852	3.76%
CORPORATE BONDS
2,000,000	Ciena Corp. (0.25% expires 5/1/2013)	1,066,644
Total for Corporate Bonds (Cost $1,110,910)		1,066,644	1.25%
CASH EQUIVALENTS
7,683,785	SEI Daily Income Treasury Government CL B 1.41% ***	7,683,785	9.04%
Total for Cash Equivalents (Cost $7,683,785)
Total Investment Securities		85,438,118	100.49%
	(Cost $106,625,101)
Liabilities In Excess of Other Assets		(420,025)	-0.49%
Net Assets		$ 85,018,093	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at December 31, 2008. The accompanying notes are an integral part of these financial statements.

2008 Annual Report 14

Paradigm Select Fund

		Schedule of Investments
		December 31, 2008
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Aircraft Part & Auxiliary Equipment, NEC
400	Rockwell Collins Inc.	$ 15,636	0.77%
Biological Products, (No Diagnostic Substances)
1,700	Life Technologies Corporation *	39,627	1.95%
Canned, Fruits, Vegetables, Preserves, Jams & Jellies
900	The J. M. Smucker Company	39,024	1.92%
Carpets & Rugs
3,400	Interface Inc. Class A	15,776	0.78%
Chemical & Allied Products
1,800	Innospec Inc.	10,602	0.52%
Computer Services Software & Services
3,200	Aspen Technology Inc. *	23,744	1.17%
Crude Petroleum & Natural Gas
900	Denbury Resources Inc. *	9,828
1,100	Plains Exploration & Production Company *	25,564
1,300	St. Mary Land & Exploration Co.	26,403
800	Whiting Petroleum Corp. *	26,768
		88,563	4.36%
Electric & Other Services Combined
2,600	CMS Energy Corp.	26,286	1.29%
Electric Services
3,500	Dynegy Inc. *	7,000
1,900	Portland General Electric Co.	36,993
		43,993	2.17%
Electrical Industrial Apparatus
1,000	Woodward Governor Co.	23,020	1.13%
Fabricated Rubber Products
1,000	West Pharmaceutical Services, Inc.	37,770	1.86%
Fire, Marine & Casualty Insurance
261	Alleghany Inc. *	73,602
2,000	American Financial Group Inc.	45,760
400	Everest Re Group Ltd. **	30,456
1,700	Harleysville Group Inc.	59,041
150	Markel Corp. *	44,850
		253,709	12.49%
Food & Kindred Products
1,575	Flowers Foods Inc.	38,367	1.89%
Guided Missiles & Space Vehicles & Parts
500	Alliant Techsystems Inc. *	42,880	2.11%
Insurance Agents, Brokers & Service
1,700	Arthur J Gallagher & Co.	44,047	2.17%
Iron & Steel Foundries
300	Precision Castparts Corp.	17,844	0.88%
Laboratory Analytical Instruments
2,348	PerkinElmer Inc.	32,661	1.61%
Life Insurance
148	National Western Life Insurance Co.	25,037	1.23%
Meat Packing Plants
1,100	Hormel Foods Corp.	34,188	1.68%
Men's & Boy's Furnishings, Work Clothing & Allied Garments
1,580	Phillips-Van Heusen Corp.	31,805	1.57%
Metal Cans
1,600	Crown Holdings Inc. *	30,720	1.51%

*Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2008 Annual Report 15

Paradigm Select Fund

		Schedule of Investments
		December 31, 2008
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Miscellaneous Industrial & Commercial Machinery & Equipment
1,100	Curtiss-Wright Corp.	$ 36,729	1.81%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
1,300	Steris Corp.	31,057	1.53%
Pharmaceutical Preparations
2,600	Endo Pharmaceuticals Holdings Inc. *	67,288	3.31%
Plastics Products
1,100	AptarGroup Inc.	38,764	1.91%
Pumps & Pumping Equipment
900	Robbins & Myers Inc.	14,553	0.72%
Radiotelephone Communications
1,100	Telephone & Data Systems Inc.	30,910	1.52%
Railroad, Line-Haul Operating
1,348	Kansas City Southern *	25,679	1.26%
Retail - Retail Stores
1,300	Petsmart Inc.	23,985	1.18%
Secondary Selting & Refining of Nonferrous Metals
1,600	Titanium Metals Corp.	14,096	0.70%
Security & Commodity Brokers, Dealers, Exchanges & Services
2,000	Interactive Data Corporation	49,320	2.43%
Security Brokers, Dealers & Flotation Companies
2,300	Jefferies Group Inc.	32,338
1,100	Piper Jaffray Companies *	43,736
		76,074	3.75%
Semiconductors & Related Devices
1,000	Cabot Microelectronics Corp. *	26,070
1,600	Verigy, Ltd. * **	15,392
		41,462	2.04%
Services - Business Services
1,500	Fair Isaac Corp.	25,290
3,800	Premiere Global Services Inc. *	32,718
		58,008	2.86%
Services - Computer Integrated Systems Design
2,800	Convergys Corp. *	17,948	0.88%
Services - Hospitals
1,300	Magellan Health Services Inc. *	50,908	2.51%
Services - Miscellaneous Health & Allied Services, NEC
1,200	Lincare Holdings Inc. *	32,316	1.59%
Services - Motion Picture Theaters
3,000	Regal Entertainment Group	30,630	1.51%
Services - Prepackaged Software
5,300	Compuware Corp. *	35,775
1,700	Sybase, Inc. *	42,109
		77,884	3.83%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
700	Church & Dwight Co., Inc.	39,284	1.93%
Special Industry Machinery (No Metalworking Machinery)
800	Pentair Inc.	18,936	0.93%
Sporting & Athletic Goods, NEC
3,400	Callaway Golf Co.	31,586	1.56%
State Commercial Banks
800	Wilmington Trust Corporation	17,792	0.88%

*Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2008 Annual Report 16

Paradigm Select Fund

		Schedule of Investments
		December 31, 2008
Shares/Principal Amount		Market Value	% of Net Assets
COMMON STOCKS
Water Transportation
1,000	Alexander & Baldwin Inc.	$ 25,060	1.23%
Wholesale - Electronic Parts & Equipment
2,200	Avnet Inc. *	40,062	1.97%
Total for Common Stock (Cost $2,056,351)		$ 1,805,630	88.90%
REAL ESTATE INVESTMENT TRUSTS
7,700	Anworth Mortgage Asset Corp.	49,511
6,600	MFA Mortgage Investments Inc.	38,874
Total for Real Estate Investment Trusts (Cost $98,976)		88,385	4.36%
CASH EQUIVALENTS
327,459	SEI Daily Income Treasury Government CL B 1.41% ***	327,459	16.12%
Total for Cash Equivalents (Cost $327,459)
Total Investment Securities		2,221,474	109.38%
	(Cost $2,482,786)
Liabilities In Excess of Other Assets		(190,441)	-9.38%
Net Assets		$ 2,031,033	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at December 31, 2008. The accompanying notes are an integral part of these financial statements.

2008 Annual Report 17

Paradigm Opportunity Fund

		Schedule of Investments
		December 31, 2008
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Aircraft Parts & Auxiliary Equipment
7,400	LMI Aerospace Inc. *	$ 84,138	3.47%
Apparel & Other Finished Products of Fabrics & Similar Materials
7,600	Volcom Inc. *	82,840	3.42%
Biological Products, (No Diagnostic Substances)
3,200	Life Technologies Corporation *	74,592	3.08%
Carpets & Rugs
14,800	Interface Inc. Class A	68,672	2.83%
Computer Services Software
12,300	Aspen Technology Inc. *	91,266	3.76%
Construction Machinery & Equipment
6,300	Columbus Mckinnon Corp. *	85,995	3.55%
Crude Petroleum & Natural Gas
3,800	St. Mary Land & Exploration Co.	77,178	3.18%
Electronic Components, NEC
19,900	Spectrum Control Inc. *	122,186	5.04%
Hospital & Medical Service Plans
4,100	Molina Healthcare Inc. *	72,201	2.98%
In Vitro & In Vivo Diagnostic Substances
17,200	Trinity Biotech plc * **	27,520	1.13%
Laboratory Analytical Instruments
5,300	PerkinElmer Inc.	73,723	3.04%
Metal Cans
4,500	Crown Holdings Inc. *	86,400	3.56%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
3,100	Steris Corp.	74,059	3.05%
Pharmaceutical Preparations
5,900	Endo Pharmaceuticals Holdings Inc. *	152,692	6.30%
Retail - Miscellaneous Retail
6,300	EZCORP Inc. *	95,823	3.95%
Services - Business Services
10,200	Premiere Global Services Inc. *	87,822	3.62%
Services - Computer Programming Services
16,500	Ness Technologies Inc. * **	70,620	2.91%
Services - Hospitals
2,300	Magellan Health Services Inc. *	90,068	3.71%
Services - Motion Picture Theaters
8,200	Regal Entertainment Group	83,722	3.45%
Service - Prepackaged Software
5,200	ACI Worldwide, Inc. *	82,680
12,400	Compuware Corp. *	83,700
6,600	Parametric Technology Corp. *	83,490
3,600	Sybase, Inc. *	89,172
		339,042	13.98%
Sporting & Athletic Goods, NEC
8,100	Callaway Golf Co.	75,249
44,100	Cybex International Inc. *	81,144
		156,393	6.45%
Surgical & Medical Instruments & Apparatus
5,100	Cantel Medical Corp. *	74,817	3.09%

*Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2008 Annual Report 18

Paradigm Opportunity Fund

	Schedule of Investments
	December 31, 2008
Shares/Principal Amount	Market Value	% of Net Assets
COMMON STOCKS
Wholesale - Machinery, Equipment & Supplies
4,000 Kaman Corp.	$ 72,520	2.99%
Total for Common Stock (Cost $3,044,315)	$ 2,244,289	92.54%
REAL ESTATE INVESTMENT TRUSTS
14,400 MFA Mortgage Investments Inc.	84,816	3.50%
Total for Real Estate Investment Trusts (Cost $80,826)
CASH EQUIVALENTS
162,579 SEI Daily Income Treasury Government CL B 1.41% ***	162,579	6.71%
Total for Cash Equivalents (Cost $162,579)
Total Investment Securities	2,491,684	102.75%
(Cost $3,287,720)
Liabilities In Excess of Other Assets	(66,592)	-2.75%
Net Assets	$ 2,425,092	100.00%

***Variable Rate Security; the rate shown was the rate at December 31, 2008. The accompanying notes are an integral part of these financial statements.

2008 Annual Report 19

Paradigm Intrinsic Value Fund

		Schedule of Investments
		December 31, 2008
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Apparel & Other Finished Products of Fabrics & Similar Materials
2,780	Volcom Inc. *	$ 30,302	1.87%
Beverages
725	Dr Pepper Snapple Group, Inc. *	11,781
655	Pepsico, Inc.	35,874
		47,655	2.94%
Chemicals & Allied Products
5,845	Innospec Inc.	34,427	2.13%
Crude Petroleum & Natural Gas
245	EnCana Corp.	11,388
570	Plains Exploration & Production Company *	13,247
420	Whiting Petroleum Corp. *	14,053
		38,688	2.39%
Engines & Turbines
890	Cummins Inc.	23,790	1.47%
Fire, Marine & Casualty Insurance
3,950	American Financial Group Inc.	90,376
11	Berkshire Hathaway Inc. Class B *	35,354
		125,730	7.76%
Food and Kindred Products
1,547	Nestle SA **	61,416	3.79%
Guided Missiles & Space Vehicles & Parts
435	Alliant Techsystems Inc. *	37,306	2.30%
Insurance Agents, Brokers & Service
2,640	Marsh & McLennan Companies, Inc.	64,073	3.96%
Iron & Steel Foundries
550	Precision Castparts Corp.	32,714	2.02%
Leather & Leather Products
2,655	Coach Inc. *	55,144	3.40%
Men's & Boys' Furnishings, Work Clothing, and Allied Garments
1,915	Phillips-Van Heusen Corp.	38,549	2.38%
Misccellaneous Industrial & Commercial Machinery & Equipment
1,295	Curtiss-Wright Corp.	43,240	2.67%
Miscellaneous Fabricated Metal Products
2,010	Crane Co.	34,652
1,525	Parker Hannifin Corporation	64,874
		99,526	6.14%
National Commercial Banks
1,510	Bank of America Corporation	21,261	1.31%
Newspapers: Publishing or Publishing & Printing
3,660	News Corp.	33,269	2.05%
Petroleum Refining
195	ConocoPhillips	10,101	0.62%
Pharmaceutical Preparations
1,100	Endo Pharmaceuticals Holdings Inc. *	28,468	1.76%
Railroads, Line-Haul Operating
910	Canadian National Railway Company	33,452	2.07%
Rolling Drawing & Extruding of Nonferrous Metals
820	RTI International Metals Inc. *	11,734	0.72%
Security Brokers, Dealers & Flotation Companies
415	Goldman Sachs Group Inc.	35,022
2,250	Jefferies Group Inc.	31,635
840	Morgan Stanley	13,474
		80,131	4.95%

*Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2008 Annual Report 20

Paradigm Intrinsic Value Fund

		Schedule of Investments
		December 31, 2008
Shares/Principal Amount		Market Value	% of Net Assets
COMMON STOCKS
Semiconductors & Related Devices
1,955	Applied Materials Inc.	$ 19,804	1.22%
Services - Business Services
990	Fair Isaac Corp.	16,691	1.03%
Services - Hospitals
1,135	Magellan Health Services Inc. *	44,447	2.75%
Service - Prepackaged Software
5,995	Compuware Corp. *	40,466	2.50%
Ship & Boat Building & Repairing
1,055	General Dynamics Corp.	60,758	3.75%
Special Industry Machinery, NEC
870	Cymer Inc. *	19,062
1,220	Varian Semiconductor Equipment Associates Inc. *	22,106
		41,168	2.54%
State Commercial Banks
1,480	The Bank of New York Mellon Corporation	41,928	2.59%
Wholesale - Electronic Parts & Equipment, NEC
4,240	Avnet Inc. *	77,210	4.77%
Total for Common Stock (Cost $1,766,092)		$ 1,293,448	79.85%
REAL ESTATE INVESTMENT TRUSTS
10,650	Anworth Mortgage Asset Corp.	68,480
10,725	MFA Mortgage Investments Inc.	63,170
Total for Real Estate Investment Trusts (Cost - $144,963)		131,650	8.13%
EXCHANGE TRADED FUNDS
870	iShares COMEX Gold Trust *	75,394
Total for Exchange Traded Funds (Cost - $71,558)		75,394	4.65%
CASH EQUIVALENTS
117,673	SEI Daily Income Treasury Government CL B 1.41% ***	117,673	7.26%
Total for Cash Equivalents (Cost $117,673)
Total Investment Securities		1,618,165	99.89%
	(Cost $2,100,286)
Other Assets In Excess of Liabilities		1,712	0.11%

Net Assets		$ 1,619,877	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at December 31, 2008. The accompanying notes are an integral part of these financial statements.

2008 Annual Report 21

Paradigm Funds

Statements of Assets and Liabilities	Value	Select
December 31, 2008	Fund	Fund

Assets:
Investment Securities at Market Value*	$ 85,438,118	$ 2,221,474
Receivable for Securities Sold	119,883	708,943
Receivable for Fund Shares Sold	236,322	-
Dividend Receivable	107,632	4,342
Interest Receivable	8,420	301
Total Assets	85,910,375	2,935,060
Liabilities:
Payable for Securities Purchased	188,532	-
Payable for Fund Shares Redeemed	551,770	900,198
Payable to Advisor	151,980	3,829
Total Liabilities	892,282	904,027
Net Assets	$ 85,018,093	$ 2,031,033
Net Assets Consist of:
Paid In Capital	$ 120,477,310	$ 2,702,048
Accumulated Undistributed Net Investment Income	-	7,832
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(14,272,234)	(417,535)
Unrealized Appreciation (Depreciation) in Value of Investments Securities - Net	(21,186,983)	(261,312)
Net Assets	$ 85,018,093	$ 2,031,033

Net Asset Value and Offering Price (Note 2)	$ 32.51	$ 18.53

* Investments at Identified Cost	$ 106,625,101	$ 2,482,786

Shares Outstanding (Unlimited number of shares	2,615,172	109,606
authorized without par value)

Statements of Operations
For year ended December 31, 2008

Investment Income:
Dividends	$ 1,378,222	$ 93,157
Interest	244,257	6,404
Total Investment Income	1,622,479	99,561
Expenses:
Investment Advisor Fees	2,201,843	91,729
Interest Expense	2,352	-
Total Expenses	2,204,195	91,729
Net Expenses	2,204,195	91,729

Net Investment Income (Loss)	(581,716)	7,832

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	(14,224,732)	(410,099)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(30,472,841)	(1,584,796)
Net Realized and Unrealized Gain (Loss) on Investments	(44,697,573)	(1,994,895)

Net Increase (Decrease) in Net Assets from Operations	$ (45,279,289)	$ (1,987,063)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 22

Paradigm Funds

Statements of Assets and Liabilities	Opportunity	Intrinsic Value
December 31, 2008	Fund	Fund

Assets:
Investment Securities at Market Value*	$ 2,491,684	$ 1,618,165

Dividend Receivable	560	3,309
Interest Receivable	93	125
Total Assets	2,492,337	1,621,599
Liabilities:
Payable for Securities Purchased	64,093	-
Payable to Advisor	3,152	1,722
Total Liabilities	67,245	1,722
Net Assets	$ 2,425,092	$ 1,619,877
Net Assets Consist of:
Paid In Capital	$ 3,951,256	$ 2,319,949
Accumulated Undistributed Net Investment Income	-	15,123
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(730,128)	(233,074)
Unrealized Appreciation (Depreciation) in Value of Investments Securities - Net	(796,036)	(482,121)
Net Assets	$ 2,425,092	$ 1,619,877

Net Asset Value and Offering Price (Note 2)	$ 13.79	$ 13.98

* Investments at Identified Cost	$ 3,287,720	$ 2,100,286

Shares Outstanding (Unlimited number of shares	175,818	115,861
authorized without par value)

Statements of Operations
For year ended December 31, 2008

Investment Income:
Dividends (Net of foreign withholding tax and fees of $0 and $303, respectively)	$ 27,918	$ 26,258
Interest	4,209	10,722
Total Investment Income	32,127	36,980
Expenses:
Investment Advisor Fees	76,853	21,857
Total Expenses	76,853	21,857
Less: Expenses Waived	(19,213)	-
Net Expenses	57,640	21,857

Net Investment Income (Loss)	(25,513)	15,123

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	(728,182)	(233,074)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,000,597)	(482,121)
Net Realized and Unrealized Gain (Loss) on Investments	(1,728,779)	(715,195)

Net Decrease in Net Assets from Operations	$ (1,754,292)	$ (700,072)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 23

Paradigm Funds

Statements of Changes in Net Assets	Value Fund		Select Fund

	1/1/2008	1/1/2007	1/1/2008	1/1/2007
	to	to	to	to
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
From Operations:
Net Investment Income (Loss)	$ (581,716)	$ (785,187)	$ 7,832	$ (25,547)
Net Realized Gain (Loss) on Investments and Short Positions	(14,224,732)	4,153,214	(410,099)	17,379
Change in Net Unrealized Appreciation (Depreciation)	(30,472,841)	(459,174)	(1,584,796)	565,965
Increase (Decrease) in Net Assets from Operations	(45,279,289)	2,908,853	(1,987,063)	557,797
From Distributions to Shareholders:
Net Investment Income	-	-	-	-
Net Realized Gain from Security Transactions	(174,123)	(3,925,744)	-	(17,970)
Total Distributions to Shareholders	(174,123)	(3,925,744)	-	(17,970)
From Capital Share Transactions:
Proceeds From Sale of Shares	64,736,515	100,524,715	237,464	5,370,689
Proceeds from Redemption Fees (Note 2)	118,899	27,242	-	-
Shares Issued on Reinvestment of Dividends	171,705	3,867,545	-	17,970
Cost of Shares Redeemed	(50,802,151)	(43,898,992)	(7,328,411)	(1,493,447)
Net Increase (Decrease) from Shareholder Activity	14,224,968	60,520,510	(7,090,947)	3,895,212
Net Increase (Decrease) in Net Assets	(31,228,444)	59,503,619	(9,078,010)	4,435,039

Net Assets at Beginning of Period	116,246,537	56,742,918	11,109,043	6,674,004

Net Assets at End of Period	$ 85,018,093	$ 116,246,537	$ 2,031,033	$ 11,109,043

Accumulated Undistributed Net Investment Income	$ -	$ -	$ 7,832	$ -

Share Transactions:
Issued	1,523,593	1,967,239	9,419	199,502
Reinvested	5,425	78,195	-	638
Redeemed	(1,273,065)	(854,854)	(297,807)	(54,151)
Net Increase (Decrease) in Shares	255,953	1,190,580	(288,388)	145,989
Shares Outstanding Beginning of Period	2,359,219	1,168,639	397,994	252,005
Shares Outstanding End of Period	2,615,172	2,359,219	109,606	397,994

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 24

Paradigm Funds

Statements of Changes in Net Assets	Opportunity Fund		Intrinsic Value

	1/1/2008	1/1/2007	1/1/2008*
	to	to	to
	12/31/2008	12/31/2007	12/31/2008
From Operations:
Net Investment Income (Loss)	$ (25,513)	$ (9,582)	$ 15,123
Net Realized Gain (Loss) on Investments	(728,182)	167,757	(233,074)
Change in Net Unrealized Appreciation (Depreciation)	(1,000,597)	(204,857)	(482,121)
Increase (Decrease) in Net Assets from Operations	(1,754,292)	(46,682)	(700,072)
From Distributions to Shareholders:
Net Investment Income	-	-	-
Net Realized Gain from Security Transactions	-	(166,837)	-
Total Distributions to Shareholders	-	(166,837)	-
From Capital Share Transactions:
Proceeds From Sale of Shares	48,186	2,073,387	2,336,408
Proceeds from Redemption Fees (Note 2)	385	-	-
Shares Issued on Reinvestment of Dividends	-	166,837	-
Cost of Shares Redeemed	(1,481,767)	(132,952)	(16,459)
Net Increase (Decrease) from Shareholder Activity	(1,433,196)	2,107,272	2,319,949
Net Increase (Decrease) in Net Assets	(3,187,488)	1,893,753	1,619,877

Net Assets at Beginning of Period	5,612,580	3,718,827	-

Net Assets at End of Period	$ 2,425,092	$ 5,612,580	$ 1,619,877

Accumulated Undistributed Net Investment Income	$ -	$ -	$ 15,123

Share Transactions:
Issued	2,364	82,592	116,689
Reinvested	-	7,238	-
Redeemed	(71,262)	(5,324)	(828)
Net Increase (Decrease) in Shares	(68,898)	84,506	115,861
Shares Outstanding Beginning of Period	244,716	160,210	-
Shares Outstanding End of Period	175,818	244,716	115,861

*Commencement of operations. The accompanying notes are an integral part of these financial statements.

2008 Annual Report 25

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund

Selected data for a share outstanding	1/1/2008		1/1/2007	1/1/2006	1/1/2005	1/1/2004
throughout the period:	to		to	to	to	to
	12/31/2008		12/31/2007	12/31/2006	12/31/2005	12/31/2004
Net Asset Value - Beginning of Period	$ 49.27		$ 48.55	$ 42.90	$ 37.51	$ 28.83
Net Investment Loss **	(0.22)		(0.40)	(0.47)	(0.40)	(0.44)
Net Gains (Loss) on Securities (realized and unrealized)	(16.52)		2.84	8.69	7.75	9.69
Total from Investment Operations	(16.74)		2.44	8.22	7.35	9.25
Distributions (From Net Investment Income)	-		-	-	-	-
Distributions (From Capital Gains)	(0.07)		(1.73)	(2.58)	(1.96)	(0.57)
Total Distributions	(0.07)		(1.73)	(2.58)	(1.96)	(0.57)
Proceeds from Redemption Fee (Note 2)	0.05		0.01	0.01	-	-
Net Asset Value - End of Period	$ 32.51		$ 49.27	$ 48.55	$ 42.90	$ 37.51
Total Return ***	(33.88)%		5.03%	19.19%	19.61%	32.09%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 85,018		$ 116,247	$ 56,743	$ 24,002	$ 14,528
Ratio of Expenses to Average Net Assets,
Excluding Dividends on Securities Sold Short
and Interest Expense	1.99%		2.00%	2.00%	2.00%	1.99%
Ratio of Dividend Expense on Securities Sold Short
and Interest Expense to Average Net Assets	0.00%	+	0.02%	0.02%	0.06%	0.04%
Ratio of Expenses to Average Net Assets	1.99%		2.02%	2.02%	2.06%	2.03%
Ratio of Net Investment Loss to Average Net Assets	-0.52%		-0.78%	-1.02%	-0.98%	-1.34%
Portfolio Turnover Rate	67.84%		59.75%	69.95%	67.39%	91.66%

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund

Selected data for a share outstanding throughout the period:	1/1/2008	1/1/2007	1/1/2006	1/1/2005*
	to	to	to	to
	12/31/2008	12/31/2007	12/31/2006	12/31/2005
Net Asset Value - Beginning of Period	$ 27.91	$ 26.48	$ 22.33	$ 20.00
Net Investment Loss **	0.03	(0.06)	(0.08)	(0.08)
Net Gains (Loss) on Securities (realized and unrealized)	(9.41)	1.54	4.92	2.49
Total from Investment Operations	(9.38)	1.48	4.84	2.41
Distributions (From Net Investment Income)	-	-	-	-
Distributions (From Capital Gains)	-	(0.05)	(0.69)	(0.08)
Total Distributions	$ -	(0.05)	(0.69)	(0.08)
Proceeds from Redemption Fee (Note 2)	-	-	-	-
Net Asset Value - End of Period	$ 18.53	$ 27.91	$ 26.48	$ 22.33
Total Return ***	(33.61)%	5.57%	21.67%	12.06%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 2,031	$ 11,109	$ 6,674	$ 2,521
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	0.13%	-0.23%	-0.30%	-0.36%
Portfolio Turnover Rate	47.71%	64.68%	72.15%	68.56%

* Commencement of operations. ** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
+ Amount calculated is less than 0.005% .

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 26

Paradigm Opportunity Fund

Financial Highlights - Paradigm Opportunity Fund

Selected data for a share outstanding throughout the period:	1/1/2008	1/1/2007	1/1/2006	1/1/2005*
	to	to	to	to
	12/31/2008	12/31/2007	12/31/2006	12/31/2005
Net Asset Value - Beginning of Period	$ 22.94	$ 23.21	$ 21.33	$ 20.00
Net Investment Income (Loss) **	(0.13)	(0.04)	(0.04)	0.04
Net Gains (Loss) on Securities (realized and unrealized)	(9.02)	0.47	2.47	1.49
Total from Investment Operations	(9.15)	0.43	2.43	1.53
Distributions (From Net Investment Income)	-	-	-	(0.02)
Distributions (From Capital Gains)	-	(0.70)	(0.55)	(0.18)
Total Distributions	$ -	(0.70)	(0.55)	(0.20)
Proceeds from Redemption Fee (Note 2)	-	-	-	-
Net Asset Value - End of Period	$ 13.79	$ 22.94	$ 23.21	$ 21.33
Total Return ***	(39.89)%	1.85%	11.39%	7.65%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 2,425	$ 5,613	$ 3,719	$ 3,289
Before Reimbursement
Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Loss to Average Net Assets	-1.17%	-0.67%	-0.68%	-0.11%
After Reimbursement
Ratio of Expenses to Average Net Assets ****	1.50%	1.50%	1.50%	1.69%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	-0.67%	-0.17%	-0.18%	0.21%
Portfolio Turnover Rate	164.89%	169.26%	122.62%	129.06%

Paradigm Intrinsic Value Fund

Financial Highlights - Paradigm Intrinsic Value Fund

Selected data for a share outstanding throughout the period:	1/1/2008*
to
12/31/2008
Net Asset Value - Beginning of Period	$ 20.00
Net Investment Income (Loss) **	0.15
Net Gains (Loss) on Securities (realized and unrealized)	(6.17)
Total from Investment Operations	(6.02)
Distributions (From Net Investment Income)	-
Distributions (From Capital Gains)	-
Total Distributions	-
Proceeds from Redemption Fee (Note 2)	-
Net Asset Value - End of Period	$ 13.98
Total Return ***	(30.10)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 1,620
Ratio of Expenses to Average Net Assets	1.25%
Ratio of Net Investment Income to Average Net Assets	0.86%
Portfolio Turnover Rate	70.57%

* Commencement of operations.
** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
**** Such percentages reflect an expense waiver by the Advisor.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 27

NOTES TO THE FINANCIAL STATEMENTS PARADIGM FUNDS December 31, 2008

1.) ORGANIZATION
The Paradigm Funds (the "Trust”) is an open-end management investment company organized in Ohio as a business trust on September 13, 2002 that may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. The Paradigm Value Fund's investment objective is long-term capital appreciation. The Paradigm Opportunity Fund (“Opportunity”) and Paradigm Select Fund (“Select”) both commenced operations on January 1, 2005 with long-term capital appreciation as their objective. The Paradigm Intrinsic Value Fund (“Intrinsic Value”) commenced operations on January 1, 2008. The Paradigm Intrinsic Value Fund's investment objective is long-term capital appreciation. The Advisor to Value, Opportunity, Select and Intrinsic Value (collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: Securities that are traded on any exchange, including the NASDAQ, are generally valued by a pricing service at the last quoted sale price. Lacking a last sale price, an equity security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, or when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Funds adopted Financial Accounting Standards Board (FASB) Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements" effective January 1, 2008. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Funds upon selling an asset or paid by the Funds to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique

2008 Annual Report 28

Notes to the Financial Statements - continued

used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ assets carried at fair value:

	Value	Select
	Investments	Investments
Valuation Inputs	in Securities	in Securities
Level 1- Quoted Prices	$84,371,474	$2,221,474
Level 2- Significant Other Observable Inputs	1,066,644	-
Level 3- Significant Unobservable Inputs	-	-
Total	$85,438,118	$2,221,474

	Opportunity	Intrinsic Value
	Investments	Investments
Valuation Inputs	in Securities	in Securities
Level 1- Quoted Prices	$2,491,684	$1,618,165
Level 2- Significant Other Observable Inputs	-	-
Level 3- Significant Unobservable Inputs	-	-
Total	$2,491,684	$1,618,165

The Funds did not hold any Level 3 assets during the year ended December 31, 2008.

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Funds use the specific identification basis in computing gain or loss on sale of investment securities. Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each fund is calculated by taking the total value of the fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During fiscal year ended December 31, 2008 proceeds from redemption fees were $118,899, $0, $385 and $0 for Value, Select, Opportunity and Intrinsic Value, respectively.

SHORT SALES: A Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

2008 Annual Report 29

Notes to the Financial Statements - continued

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the period ended December 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Funds are not subject to examination by U.S. federal and state tax authorities for tax years before 2005.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund. For the fiscal year ended December 31, 2008 net investment loss of $581,716 and $25,513 was reclassified to paid in capital for Value and Opportunity, respectively.

3.) INVESTMENT ADVISORY AGREEMENTS
Each of the Funds has an investment advisory agreement (collectively the "Management Agreements") with the Advisor. Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services and payment of certain Fund expenses as described below, the Advisor receives an annual investment management fee of 2.00% of the average daily net assets from both Value and Opportunity; 1.50% of the average daily net assets from Select and 1.25% of the average daily net assets from Intrinsic Value. As of May 1, 2008 Value receives an annual investment management fee of 2.00% of the average daily net assets of Value on assets up to and including $100 million and 1.75% of the average daily net assets over $100 million. As a result of the above calculations, for the fiscal year ended December 31, 2008, the Advisor earned management fees totaling $2,201,843, $91,729, $76,853 (before the waiver described below) and $21,857 for Value, Select, Opportunity, and Intrinsic Value, respectively. At December 31, 2008, $151,980, $3,829, $3,152 and $1,722 was due to the Advisor from Value, Select, Opportunity and Intrinsic Value, respectively. The Advisor has contractually agreed to waive management fees and/or reimburse Opportunity to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) at 1.50% of daily net assets through May 1, 2009. A total of $19,213 was waived for the fiscal year ended December 31, 2008 for Opportunity. The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses as defined under accounting principles generally accepted in the United States of America.

2008 Annual Report 30

Notes to the Financial Statements - continued

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were paid $2,000 per meeting for the fiscal year ended December 31, 2008 for the Trust. Under the Management Agreements, the Advisor pays these fees.

4.) INVESTMENTS
For the fiscal year ended December 31, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

	Value	Select	Opportunity	Intrinsic Value
Purchases	$82,027,472	$2,797,576	$6,084,548	$3,232,571
Sales	$69,220,629	$9,695,385	$7,478,710	$1,012,268

There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, at December 31, 2008 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	Value	Select	Opportunity	Intrinsic Value
Cost of Investments	$107,007,472	$2,516,853	$3,426,174	$2,122,075

Gross Unrealized Appreciation	$5,431,398	$139,480	$103,471	$31,522
Gross Unrealized Depreciation	($27,000,752)	($434,859)	($1,037,961)	($535,432)
Net Unrealized Appreciation
(Depreciation) on Investments	($21,569,354)	($295,379)	($934,490)	($503,910)

5.) CAPITAL SHARES
At December 31, 2008, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds at December 31, 2008:

	Value	Select	Opportunity	Intrinsic Value
Shares Issued
and Outstanding	2,615,172	109,606	175,818	115,861
Paid in Capital	$120,477,310	$2,702,048	$3,951,256	$2,319,949

6.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2008, Charles Schwab & Co., Inc. and National Financial Services, LLC, both held, for the benefit of its customers, in aggregate, 40.54% and 28.76%, respectively, of Value, and therefore each may be deemed to control the Fund. Candace King Weir held, in aggregate, 32.94% of Select, and therefore may be deemed to control the Fund. Candace King Weir held, in aggregate, 88.40%, of Opportunity, and therefore may be deemed to control the Fund. Also, Candace King Weir and Charles Schwab & Co., for the benefit of its customers, held, in aggregate, 64.73% and 29.50%, respectively, of Intrinsic Value, and therefore each may be deemed to control the Fund.

7.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the fiscal years ended December 31, 2008 and 2007 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2008	December 31, 2007
PARADIGM VALUE FUND
Ordinary Income	$ -	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	174,123	3,925,744
	174,123	$3,925,744

PARADIGM SELECT FUND
Ordinary Income	$ -	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	-	17,970
	$ -	$ 17,970

2008 Annual Report 31

Notes to the Financial Statements - continued

PARADIGM OPPORTUNITY FUND
Ordinary Income	$ -	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	-	166,837
	$ -	$ 166,837

PARADIGM INTRINSIC VALUE FUND (Inception date January 1, 2008)
Ordinary Income	$ -
Short-term Capital Gain	-
Long-term Capital Gain	-
$ -

As of December 31, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Value	Select
Undistributed ordinary
income/(accumulated losses)	$ -0-	$ 7,832
Undistributed long-term capital
gain/(accumulated losses)	(13,889,863)	(383,468)
Unrealized appreciation/(depreciation)	(21,569,354)	(295,379)
	$(35,459,217)	$ (671,015)
	Opportunity	Intrinsic Value
Undistributed ordinary
income/(accumulated losses)	$ -0-	$ 15,123
Undistributed long-term capital
gain/(accumulated losses)	(591,674)	(211,285)
Unrealized appreciation/(depreciation)	(934,490)	(503,910)
	$(1,526,164)	$ (700,072)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.

9.) CAPITAL LOSS CARRYFORWARD
At December 31, 2008 Value, Select, Opportunity and Intrinsic Value Funds had available for federal tax purposes unused capital losses of $13,889,863, $383,468, $591,674 and $211,285, respectively, of which the entire amounts expire in 2016. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

2008 Annual Report 32

DISCLOSURE OF EXPENSES (Unaudited)

     Shareholders of the Paradigm Funds (the “Funds”) incur ongoing costs. The ongoing costs asso ciated with the Paradigm Value Fund include management fees, interest expense and dividend expense on securities sold short. The ongoing costs associated with the Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Capital Appreciation Fund consist solely of management fees. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongo ing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on July 1, 2008 and held through December 31, 2008.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account val ues and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds. In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

PARADIGM VALUE FUND

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2008 to
	July 1, 2008	December 31, 2008	December 31, 2008

Actual	$1,000.00	$728.65	$8.65

Hypothetical	$1,000.00	$1,015.13	$10.08
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PARADIGM SELECT FUND

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2008 to
	July 1, 2008	December 31, 2008	December 31, 2008

Actual	$1,000.00	$737.37	$6.55

Hypothetical	$1,000.00	$1,017.60	$7.61
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2008 Annual Report 33

Disclosure of Expenses (Unaudited) - continued

PARADIGM OPPORTUNITY FUND

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2008 to
	July 1, 2008	December 31, 2008	December 31, 2008

Actual	$1,000.00	$692.96	$6.38

Hypothetical	$1,000.00	$1,017.60	$7.61
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PARADIGM INTRINSIC VALUE FUND

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2008 to
	July 1, 2008	December 31, 2008	December 31, 2008

Actual	$1,000.00	$736.18	$5.46

Hypothetical	$1,000.00	$1,018.85	$6.34
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2008 Annual Report 34

ADDITIONAL INFORMATION December 31, 2008

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
(Unaudited)

     The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES (Unaudited)

     Paradigm Funds Advisor LLC, the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.paradigm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

     Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

     You will find more information about the Funds at www.paradigm-funds.com. For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

2008 Annual Report 35

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

To The Shareholders and Board of Trustees
Paradigm Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Paradigm Funds, comprising Paradigm Value Fund, Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Intrinsic Value Fund ("the Funds") as of December 31, 2008, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended for Paradigm Value Fund, Paradigm Opportunity Fund, and Paradigm Select Fund, and for the year then ended for the Paradigm Intrinsic Value Fund, and the financial highlights for each of the five years in the period then ended for the Paradigm Value Fund, each of the four years in the period then ended for the Paradigm Opportunity Fund and Paradigm Select Fund, and for the year then ended for the Paradigm Intrinsic Value Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting Paradigm Funds, as of December 31, 2008, the results of their operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended for Paradigm Value Fund, Paradigm Opportunity Fund, and Paradigm Select Fund, and for the year then ended for the Paradigm Intrinsic Value Fund, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.
Westlake, Ohio
February 24, 2009

2008 Annual Report 36

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2008 Annual Report 37

TRUSTEES AND OFFICERS Unaudited

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust as of December 31, 2008.

Interested Trustees and Officers

				Number of	Other
Name,	Position(s)	Term of	Principal	Portfolios Directorships
Address[1],	Held with	Office and	Occupation(s)	Overseen	Held By
and Year of Birth	theTrust	Length of	During the	By	Trustee or
		Time Served	Past 5 Years	Trustee	Officer

Candace King	President	Indefinite Term,	Investment Manager of PCM Ventures Intl., LLC (Nov. 2001	4	None
Weir[2], (1944)	and Trustee	Since 2002	- current) and PCM Ventures II, LLC (June 2003 - current);
Investment Manager and principal of PCM Ventures LLC
(Jan. 1997 - current); Director and President of Paradigm
Capital Management, Inc. (1993 - current); Director and
President of C.L. King & Associates, a registered broker
dealer (1972 - current); CEO, Portfolio Manager and
Member of PCM Advisors LLC (Dec. 2004 - current); CEO
and Member of Paradigm Funds Advisor LLC (July 2005 -
current); Director and Member of PCM Growth Advisors,
Inc. (Feb. 2007 - current).

Carl A. Florio,	Trustee	Indefinite Term,	Director and Vice Chairman of Paradigm Funds Advisors	4	Director,
CPA[3], (1948)		Since 2005	LLC and affiliated entities (2008 – current); Eastern		American Bio
			Regional President of First Niagara Bank (2005 - 2007);		Medical; Dir.,
			President and Chief Executive Officer of Hudson River		First Niagara
			Bank & Trust Company (1996 - 2005).		Financial Group

Charles J.	Secretary	Indefinite Term,	SVP and COO of Paradigm Funds Advisor LLC and affili-	NA	NA
DiVencenzo, Jr.		Since 2006	ated advisors (January 2006 - current); Vice President of
(1960)			The Hartford (Investment Products Division) (April 1998 -
January 2006).

John V. Gulick	Chief	Indefinite Term,	VP and CCO of Paradigm Funds Advisor LLC and affiliat-	NA	NA
(1972)	Compliance	Since 2006	ed advisors (February 2007 – current), Compliance Officer
	Officer		of Paradigm Capital Management, Inc. (April 2005 – Feb.
2007); Senior Compliance Analyst of GE Asset
Management, Inc. (Feb. 2001 - March 2005).

Robert A.	Treasurer	Indefinite Term,	SVP and CFO of Paradigm Funds Advisor LLC and	NA	NA
Benton, CPA	and Chief	Since 2002	affiliated advisors (May 2006 – current), SVP and CFO
(1954)	Financial		of C.L. King & Associates, a registered broker dealer
	Officer		(February 2001 - current); SVP and CFO of Paradigm
Capital Management, Inc. (February 2001 - March
2004).

Independent Trustees

		Term of	Principal	Number of	Other
Name,	Position(s)	Office and	Occupation(s)	Portfolios Directorships
Address[1],	Held with	Length of	During	Overseen	Held By
and Year of Birth	theTrust	Time Served	Past 5 Years	By Trustee	Trustee

Lewis Golub[4],	Independent	Indefinite Term,	Chairman of the Board, Golub Corporation - DBA Price	4	Director,
(1931)	Trustee	Since 2002	Chopper Supermarkets (1950 - current).		Racemark Int'l;
Director,
TaylorMade Inc.;
Director, DOT
Foods, Inc.

Anthony J.	Independent	Indefinite Term,	President and Chairman of the Board of Cool Insuring	4	Director,
Mashuta, (1956)	Trustee	Since 2004	Agency, Inc. (1988 - current).		Proctor's
Theatre

William P.	Independent	Indefinite Term,	Chief Executive Officer of Bright Hub, Inc. (2006 - cur-	4	Director, MTI
Phelan[5], (1956)	Trustee	Since 2007	rent); Chief Executive Officer of OneMade, Inc. (1999 -		Micro
2004).

1 The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.

2 Candace King Weir is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust's investment advisor, Paradigm Funds Advisor LLC.

3 Carl A. Florio is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust's investment advisor, Paradigm Funds Advisor LLC. Carl A. Florio is a member of the Board of Directors of a non-profit foundation that recently retained Paradigm Capital Management, Inc. to manage a portion of the foundation's assets. Candace King Weir is a Director and the President of Paradigm Capital Management, Inc.; and an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

4 Lewis Golub is a limited partner in PCM Partners, LP II. As of December 31, 2008 he owned 1.20% of the PCM Partners, LP II partnership, the value of which was $1.7 million. Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

5 William P. Phelan is a limited partner in PCM Partners, LP II. As of December 31, 2008 he owned 0.94% of the PCM Partners, LP II partnership, the value of which was $1.3 million. Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

The Statement of Additional Information includes additional information about the Fund’s Trustees and may be obtained without charge by calling 1-800-239-0732.

Board of Trustees
Carl A. Florio
Lewis Golub
Candace King Weir
Anthony Mashuta
William P. Phelan

Investment Advisor
Paradigm Funds Advisor LLC
Nine Elk Street
Albany, NY 12207-1002

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts., OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
480 N. Magnolia Avenue, Suite 103
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1524

This report is provided for the general information of the shareholders of the Paradigm Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Phalen is an audit committee financial expert. Mr. Phalen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/08	FYE 12/31/07
Audit Fees	$34,100	$33,950
Audit-Related Fees	$0	$0
Tax Fees	$12,500	$10,000
All Other Fees	$2,600	$2,450

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC. Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/08	FYE 12/31/07
Registrant	$15,100	$12,450
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/ Candace King Weir Candace King Weir President

Date: 3 - 4 - 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Candace King Weir Candace King Weir President

Date: 3 - 4 - 2009

By: /s/ Robert A. Benton Robert A. Benton Chief Financial Officer

Date: 3 - 4 - 2009